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                                                                    EXHIBIT 10.2

                                  AMENDMENT TO
                                  NOVEMBER 2002
                                  JULY 16, 2003


         THIS AMENDMENT TO NOVEMBER 2000 AGREEMENT (this "Amendment") is made in Medina, Ohio and is entered effective as of July 16, 2003, by and between Corrpro Companies, Inc., an Ohio corporation (the "Company"), Commonwealth Seager Holdings Ltd, Corrtech Consulting Group, and Barry W. Schadeck ("Executive").

                                   WITNESSETH:
         Whereas, the Company, Commonwealth Seager Holdings Ltd, Corrtech Consulting Group, and Executive are party to that Agreement dated as of November 2, 2000 (the "November 2000 Agreement") that was executed in connection with the Consulting Agreement (as defined in the November 2000 Agreement);

         Whereas, the Company and Executive wish to amend the November 2000 Agreement to extend the stated term of the November 2000 Agreement in accordance with this Amendment;

         In consideration of the recitals, the mutual covenants and agreements contained in this Amendment, and other good and valuable consideration, the parties agree as follows:

         Section 1 (a), "Term," of the November 2000 Agreement is hereby amended to read:

         (a) Term. Executive has been elected by Corrpro and agrees to serve as Executive Vice President of Corrpro, subject to the provisions of this Agreement, for the period effective November 2, 2000 and ending on March 31, 2005. This Agreement at all times may otherwise be terminated in accordance with the provisions hereof.

Except as amended by this Amendment, all other terms and provisions of the November 2000 Agreement, which the parties hereby ratify, shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first above written.

Corrpro Companies Inc.              Commonwealth Seager Holdings Ltd

By:                                 By:
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Corrtech Consulting Group           Executive

By:
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